UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 23, 2002
                                                --------------------------------

 J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of December 23, 2002, relating to the
  J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage
                   Pass-Through Certificates, Series 2002-C3)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          New York                 333-85954-06                 13-3789046
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

                  270 Park Avenue
                  New York, New York                               10167
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code (212) 834-9280
                                                  ------------------------------




--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-C3. On December 23, 2002, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 23, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation, as servicer, Clarion Partners, LLC, as special servicer, LaSalle Bank National Association, as paying agent, and Wells Fargo Bank Minnesota, N.A., as trustee, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-C3 (the "Certificates"), issued in nineteen classes. The Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of December 23, 2002, of $648,438,000 were sold to J.P. Morgan Securities Inc., ABN AMRO Incorporated, CIBC World Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Securities, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of December 18, 2002, between the Company and J.P. Morgan Securities Inc., for itself and as representative of the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                           Description
-----------                           -----------

(EX-4) Pooling and Servicing Agreement, dated as of December 23, 2002, among J.P. Morgan Chase Commercial Mortgage Securities Corp., GMAC Commercial Mortgage Corporation, Clarion Partners, LLC, LaSalle Bank National Association and Wells Fargo Bank Minnesota, N.A.

SIGNATURE
---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 23, 2002


                                       J.P. MORGAN CHASE COMMERCIAL
                                       MORTGAGE SECURITIES CORP.



                                       By: /s/ Charles Y. Lee
                                           ------------------------------------
                                       Name:   Charles Y. Lee
                                       Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(EX-4)                  Pooling and Servicing Agreement,               E
                        dated as of December 23, 2002,
                        among J.P. Morgan Chase Commercial
                        Mortgage Securities Corp., GMAC
                        Commercial Mortgage Corporation,
                        Clarion Partners, LLC, LaSalle
                        Bank National Association and
                        Wells Fargo Bank Minnesota, N.A.